UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2020

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave. Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (949) 645-2111

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.08	BMRA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

In December 2019, Ms. Janet Moore, age 69, informed Biomerica, Inc. (the “Company”), about her intention to retire from the position of Chief Financial Officer (“CFO”) of the Company at some point in the future once a suitable replacement could be found. On July 13, 2020 the Board of Directors of the Company unanimously approved hiring Mr. Steve Sloan.  On August 27, 2020 the Board of Directors officially appointed and approved Mr. Sloan to serve as CFO, effective September 3, 2020. As such, Ms. Moore will resign her position as CFO effective September 3, 2020.

Ms. Moore’s retirement was not as a result of any disagreements with the Company, including on any matters related to its operations, policies or practices.  Ms. Moore will continue working for Biomerica during a transition period.

The Board of Directors of the Company also voted that Mr. Sloan will receive an option grant of 50,000 shares of our common stock which option grant vests one-quarter on July 13, 2021 and one-quarter on each yearly anniversary thereafter of the grant.  The option grant will have a ten-year term.

On August 27 2020, the Board of Directors of the Company unanimously approved a resolution to increase the size of the Board of Directors from six to seven members and elected Ms. Cathy Coste, to serve as a director of the Company, effective September 3, 2020. The Board of Directors of the Company also voted that Ms. Coste will receive an option grant of 25,000 shares of our common stock which option grant vests one-quarter on August 27, 2021 and one-quarter on each yearly anniversary thereafter of the grant.  The option grant will have a ten-year term.

Item 7.01 Regulation FD Disclosures.

On August 31, 2020, Biomerica, Inc. (“Biomerica”) issued a press release announcing the aforementioned departure and appointment of certain officers and the appointment of a director.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 27, 2020, Biomerica, Inc. appointed Mr. Steve Sloan to serve as the CFO of the Company and Ms. Cathy Coste to the Board of Directors of the Company, both effective September 3, 2020.

Item 9.01              Financial Statements and Exhibits

(d)   Exhibits.

Number	Description

99.1	Press Release issued August 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: September 2, 2020	By:	/s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer

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